UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 26, 2015 (January 23, 2015)

Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Successor Trustee for 10.75% Senior Notes due 2016

On January 23, 2015, Caesars Entertainment Operating Company, Inc. (“CEOC”), a majority owned subsidiary of Caesars Entertainment Corporation (“CEC”), received a notice (the “Notice”) from Wilmington Trust, National Association that holders of a majority in principal amount of 10.75% Senior Notes due 2016, issued pursuant to the Indenture, dated as of February 1, 2008 (as amended and supplemented to the date hereof, the “Indenture”), among CEOC, the guarantors party thereto and U.S. Bank National Association, as trustee, have appointed Wilmington Trust, National Association as successor trustee under the Indenture. The Notice indicates that the appointment has been accepted and is effective.

Expiration of Consent Process for Bank Lenders

On January 26, 2015, CEOC announced the expiration of the process for seeking consents from lenders under CEOC’s credit agreement to support restructuring of CEOC’s outstanding obligations and liabilities, which included consenting to the form of Restructuring Support and Forbearance Agreement (the “Bank RSA”) that was provided to the lenders. The consent period for the Bank RSA expired at 5:00 p.m., New York City time, on January 26, 2015 and the Bank RSA has not become effective per its terms. The expiration of the consent period for the Bank RSA does not affect the Third Amended and Restated Restructuring Support and Forbearance Agreement, dated as of January 14, 2015 (the “Bond RSA”), among CEC, CEOC and holders of claims in respect of CEOC’s first lien notes, which remains in effect since becoming effective per its terms on January 9, 2015, as previously disclosed by CEC’s and CEOC’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 9, 2015.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of CEC’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: January 26, 2015	By:	/s/ SCOTT E. WIEGAND
		Name:	Scott E. Wiegand
		Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary